Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of the 26th day of February, 2026, is by and among PLAINS ALL AMERICAN PIPELINE, L.P. (the “Company”), PLAINS MIDSTREAM CANADA ULC, a British Columbia unlimited liability company (“PMCULC”, and, together with the Company, the “Borrowers” and each individually, a “Borrower”), PLAINS CANADA LIQUID PIPELINES ULC, a British Columbia unlimited liability company (“PCLPULC”), BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, Administrative Agent and the L/C Issuers and Lenders party thereto entered into that certain Credit Agreement dated as of August 20, 2021 (as amended by the First Amendment to Credit Agreement dated as of August 22, 2022 and Second Amendment to Credit Agreement dated as of August 19, 2024, the “Original Agreement”) for the purposes and consideration therein expressed;

WHEREAS, the Borrowers, PCLPULC, Administrative Agent and the Lenders party hereto desire to amend the Original Agreement to replace PMCULC as a Borrower under the Credit Agreement (as defined below) with PCLPULC and release PMCULC from all Obligations under the Loan Documents;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1.       Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.       Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this Third Amendment to Credit Agreement.

“Amendment Effective Date” has the meaning specified in § 3.1 of this Amendment.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments

§ 2.1.       Replacement of PMCULC with PCLPULC; Release of PMCULC. The Original Agreement is hereby amended as follows:

(a)            The reference to “PLAINS MIDSTREAM CANADA ULC” on the cover page of the Original Agreement shall refer instead to “PLAINS CANADA LIQUID PIPELINES ULC”, the reference to “PLAINS MIDSTREAM CANADA ULC, a British Columbia unlimited liability company (“PMCULC”)” set forth in the preamble of the Original Agreement shall refer instead to “PLAINS CANADA LIQUID PIPELINES ULC, a British Columbia unlimited liability company”, the definition of PMCULC set forth in Section 1.01 of the Original Agreement shall be replaced with the definition of “PCLPULC” set forth in the preamble hereof, and all references to PMCULC in the Original Agreement shall be amended to refer instead to PCLPULC (other than references to PMCULC set forth in the final sentence of the preamble, in the definition of “Existing Credit Agreement” and in Section 4.01 of the Original Agreement, which are retained for historical reference only);

(b)            PCLPULC shall constitute a Borrower for purposes of the Credit Agreement as if originally a party thereto and shall be entitled to request extensions of credit thereunder, and each Lender and each L/C Issuer agrees to extend credit to PCLPULC on the terms and conditions set forth in the Credit Agreement;

(c)            PCLPULC agrees to be bound by the provisions of the Credit Agreement previously applicable to PMCULC as a Borrower thereunder, and the Company acknowledges and agrees that all payment Obligations of PCLPULC are and shall be guaranteed by the Company pursuant to the Company Guaranty, which is hereby ratified and confirmed in all respects; and

(d)            All commitments of the Lenders to make Loans or otherwise extend credit to PMCULC under the Credit Agreement shall be terminated and PMCULC shall be released from any Obligations under the Loan Documents; provided, for the avoidance of doubt, such release shall not release the Company from its guarantee of the payment Obligations of PMCULC pursuant to the Company Guaranty.

In furtherance of the foregoing, Administrative Agent and Lenders agree to deliver, at the Company’s expense, such additional documentation as the Company may reasonably request to effectuate the release of PMCULC set forth in clause (d) of this § 2.1.

ARTICLE III. — Conditions of Effectiveness

§ 3.1.       Amendment Effective Date. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:

(a)            The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, as applicable, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date and in the case of financial statements, the date or period of such financial statements) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i)            executed counterparts of this Amendment from each Borrower, PCLPULC, Administrative Agent and Lenders, sufficient in number for distribution to the Administrative Agent, each Lender and the Company;

(ii)            if so requested at least three Business Days prior to the Amendment Effective Date, a Swing Line Note executed by PCLPULC in favor of the Swing Line Lender and a Committed Loan Note executed by PCLPULC in favor of each requesting Lender;

(iii)          such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of PCLPULC as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, the Credit Agreement and the other Loan Documents to which PCLPULC is a party;

(iv)          such documents and certifications as the Administrative Agent may reasonably require to evidence that PCLPULC is duly organized or formed, and that PCLPULC is validly existing and in good standing in its jurisdiction of organization, issued by the appropriate authorities of such jurisdiction;

(v)           favorable opinions of (A) Richard McGee, Esq., General Counsel for the Company and PCLPULC, (B) Vinson & Elkins LLP, special Texas and New York counsel to the Company and PCLPULC, and (C) Cox Taylor, special Canadian counsel to PCLPULC, addressed to the Administrative Agent and each Lender;

(vi)          a certificate signed by a Responsible Officer of the Company certifying (A) that the conditions specified in Section 4.02(a) and (b) of the Credit Agreement have been satisfied, (B) that PCLPULC is a wholly-owned Subsidiary of the Company and (C) PCLPULC’s true and correct Canadian corporate access number and jurisdiction of organization; and

(vii)         such other assurances, certificates, documents, consents or opinions as the Administrative Agent may reasonably require.

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(b)            All consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of this Amendment and each of the other Loan Documents to which it is a party shall have been obtained and shall be in full force and effect.

(c)            The Company shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Effective Date.

(d)            (i)  Upon the reasonable request of any Lender made at least five days prior to the Amendment Effective Date, the Company shall have provided to such Lender with respect to PCLPULC, and such Lender shall be reasonably satisfied with, the documentation and other information so requested with respect to PCLPULC in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three days prior to the Amendment Effective Date, and (ii) if PCLPULC qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, PCLPULC shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to it.

(e)            All outstanding Loans and other Obligations owing by PMCULC to Administrative Agent and/or Lenders shall have been paid in full.

For purposes of determining compliance with the conditions specified in this § 3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto and the Administrative Agent hereby agrees to promptly provide the Company with a copy of any such notice received by the Administrative Agent.

ARTICLE IV. — Representations and Warranties

§ 4.1.       Representations and Warranties of the Company. In order to induce Administrative Agent, L/C Issuers and Lenders to enter into this Amendment, the Company represents and warrants to Administrative Agent, L/C Issuers and each Lender that:

(a)            The representations and warranties of (i) the Company contained in Article V of the Credit Agreement and (ii) each Loan Party in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b)            No Default has occurred and is continuing as of the Amendment Effective Date or would immediately result from the effectiveness hereof.

ARTICLE V. — Miscellaneous

§ 5.1.       Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by each Borrower. Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the Credit Agreement. Upon and after the effectiveness hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent, any L/C Issuer or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

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§ 5.2.       Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.3.      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

§ 5.4.      Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.5.      ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

PLAINS ALL AMERICAN PIPELINE, L.P.
as a Borrower

By:	PAA GP LLC, its general partner
By:	PLAINS AAP, L.P., its sole member
By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Sharon Spurlin
Sharon S. Spurlin
Senior Vice President and Treasurer

PLAINS MIDSTREAM CANADA ULC,
as a Borrower

By:	/s/ Sharon Spurlin
Sharon S. Spurlin
Senior Vice President and Treasurer

PLAINS CANADA LIQUID PIPELINES ULC

By:	/s/ Sharon Spurlin
Sharon S. Spurlin
Senior Vice President and Treasurer

bank of america, n.a.,
as Administrative Agent

By:	/s/ Melanie Brichant
Name:	Melanie Brichant
Title:	AVP

bank of america, N.A.,
as a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Megan Baqui
Name:	Megan Baqui
Title:	Director

CITIBANK, N.A., as a Lender and an L/C Issuer

By:	/s/ Gabriel Juarez
Name:	Gabriel Juarez
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender and an L/C Issuer

By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Executive Director

wells fargo bank, national association, as a Lender and an L/C Issuer

By:	/s/ Emily Board
Name:	Emily Board
Title:	Vice President

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

NEW YORK BRANCH, as a Lender

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Managing Director

By:	/s/ Armen Semizian
Name:	Armen Semizian
Title:	Managing Director

BANK OF MONTREAL, as a Lender

By:	/s/ Patrick Johnston
Name:	Patrick Johnston
Title:	Managing Director, on behalf of its Chicago Branch

BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:	/s/ Priyanka MacRae
Name:	Priyanka MacRae
Title:	Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

COBANK ACB, as a Lender

By:	/s/ Connor Schrotel
Name:	Connor Schrotel
Title:	Executive Director

ING CAPITAL LLC, as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Anthony Rivera
Name:	Anthony Rivera
Title:	Director

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

MUFG BANK, LTD., as a Lender

By:	/s/ Vidhya Rajasekar
Name:	Vidhya Rajasekar
Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Danielle Bernicky
Name:	Danielle Bernicky
Title:	Assistant Vice President

PNC BANK CANADA BRANCH,
as a Lender

By:	/s/ Cameron Ruff
Name:	Cameron Ruff
Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Managing Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Irlen Mak
Name:	Irlen Mak
Title:	Executive Director

The TORONTO-DOMINION BANK,
NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	Authorized Signatory

TRUIST BANK, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Director

U.s. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Lawrence
Name:	David Lawrence
Title:	Senior Vice President

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Cameron Burns
Name:	Cameron Burns
Title:	Vice President

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Karina Rodriguez
Name:	Karina Rodriguez
Title:	Authorized Signatory

AGRICULTURAL BANK OF CHINA LIMITED, as a Lender

By:	/s/ Nelson Chou
Name:	Nelson Chou
Title:	Senior Vice President & Head of Corporate Banking Department

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